Ultra Series Fund
Supplement Dated August 29, 2014
This Supplement amends the Prospectus of the Ultra Series Fund (“USF”) Target Retirement Funds dated May 1, 2014, as amended May 14, 2014. Please keep this Supplement with your records.

Effective August 30, 2014, each USF Target Retirement Fund will invest substantially all of its assets in a corresponding newly created series of the Madison Funds (collectively, the “Madison Target Retirement Funds”). By investing in the corresponding Madison Target Retirement Fund, each USF Target Retirement Fund will seek its investment objective through its investment in the corresponding Madison Target Retirement Fund rather than through direct investments in individual securities. Each Madison Target Retirement Fund will, in turn, invest in securities, in accordance with its investment objective and principal investment strategies.

In order to avoid charging duplicate fees to the USF Target Retirement Fund, for as long as the USF Target Retirement Fund invest all of their assets in the corresponding Madison Target Date Fund, all direct fees and expenses of the USF Target Retirement Fund will be contractually waived as reflected in the new Fees and Expenses tables and examples set forth below.

USF Target Retirement 2020 Fund, USF Target Retirement 2030 Fund, USF Target Retirement 2040 Fund and USF Target Retirement 2050 Fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[1]	0.05%
Annual Fund Operating Expenses	0.30%
Less: Management and Service Fee Waivers[2]	-0.30%
Plus: Acquired Fund Fees and Expenses[3,4]	0.55%
Total Annual Fund Operating Expenses[4]	0.55%
1Under a separate services agreement with the fund, the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), has agreed to provide all services to the fund, or to arrange for the provision of all such services (other than management services, which are covered under the investment advisory agreement between the parties), for a fee of 0.05% of net assets annually.
2In order to avoid charging duplicate fees beginning August 30, 2014 and for as long as the USF Target Retirement Fund invests substantially all of its assets in the underlying Madison Target Retirement Fund, all direct fees and expenses of the USF Target Retirement Fund will be contractually waived.
3Fees and expenses incurred indirectly by the fund as a result of investing in shares of the Madison Target Retirement Fund, and the underlying funds in which the Madison Fund invests.
4The fund’s investment adviser, Madison, has contractually agreed until August 29, 2015 to waive and/or reimburse investment advisory and/or service fees of the underlying Madison Target Date Fund to the extent necessary to limit the total operating expenses of the Madison Target Date Fund on an annual basis to 0.65% of net assets. In applying this waiver, Madison must utilize good faith estimates of the expenses of the funds in which the Madison Target Date Fund invests. The fee waiver agreement described above may be terminated by the Board of Trustees of the Madison Target Date Fund at any time and for any reason; however, the Board has no intention of terminating this agreement in the next year. Not included in the fee waiver are (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); or (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the fund maintains with its custodian or another entity for investment purposes). Any fees waived will not be subject to later recoupment by Madison.

Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$56	$198	$352	$801

The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.